FEDERATED UTILITY FUND, INC.

Class A Shares
Class B Shares
Class C Shares
Supplement to Prospectuses dated April 30, 1997



1. Michael J. Donnelly is no longer a portfolio manager for Federated Utility Fund, Inc. In the subsection of the prospectuses entitled "Sub-Adviser's Background," please delete the biography of Michael J. Donnelly in its entirety and replace with the following:

     "DrewJ. Collins has been a portfolio manager of the Fund since July 1997. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

     Henry A. Frantzen has been a portfolio manager of the Fund since July 1997. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser.

     Mr. Frantzen served as Chief
     Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995."

     Linda A. Duessel and Steven J. Lehman remain as portfolio managers of the Fund.



2. Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Fund with proceeds from redemptions of unaffiliated investment companies (the "NAV Exchange Program") will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Fund's prospectuses. Of course, other exemptions from the sales charge may apply. See the section entitled "Reducing or Eliminating the Sales Charge."





                                                                   July 30, 1997

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FEDERATED UTILITY FUND, INC.

Class F Shares
Supplement to Prospectus dated April 30, 1997



Michael J. Donnelly is no longer a portfolio manager for Federated Utility Fund, Inc. In the subsection of the prospectus entitled "Sub-Adviser's Background," please delete the biography of Michael J. Donnelly in its entirety and replace with the following:

     "Drew J. Collins has been a portfolio manager of the Fund since July 1997. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

     Henry A. Frantzen has been a portfolio manager of the Fund since July 1997. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995."



Linda A. Duessel and Steven J. Lehman remain as portfolio managers of the Fund.







                                                                   July 30, 1997



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